Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2154

Inflation Hedge Portfolio 2021-3

 Supplement to the Prospectus

Effective October 1, 2021, Cimarex Energy Co. has merged with and into Cabot Oil & Gas Corporation (ticker: COG), with Cabot Oil & Gas Corporation as the surviving company. As a shareholder of Cimarex Energy Co., the Portfolio will receive 4.0146 shares of Cabot Oil & Gas Corporation in exchange for each share of Cimarex Energy Co. it owns. Accordingly, effective immediately, all references in the prospectus to Cimarex Energy Co. are replaced with Cabot Oil & Gas Corporation.

Supplement Dated: October 1, 2021